UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2018

ARLO TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	01-38618	38-4061754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 East Plumeria Drive

San Jose, CA 95134

(Address, including zip code, of principal executive offices)

(408) 907-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On August 7, 2018, Arlo Technologies, Inc., a Delaware corporation (“Arlo”), completed its previously announced initial public offering (the “IPO”) of 11,747,250 shares of its common stock, par value $0.001 per share (the “Arlo Common Stock”), which includes 1,532,250 shares of Arlo Common Stock allocated to the underwriters’ 30-day option to purchase additional shares of Arlo Common Stock, which was exercised in full on August 3, 2018. Prior to the IPO, Arlo was a wholly owned subsidiary of NETGEAR, Inc., a Delaware corporation (“NETGEAR”). Upon the closing of the IPO, NETGEAR owned 84.2% of the total value and the combined voting power of the Arlo Common Stock.

Item 1.01	Entry into a Material Definitive Agreement.

Separation Agreement

Prior to the closing of the IPO, on August 2, 2018, NETGEAR and Arlo entered into a Master Separation Agreement (the “Separation Agreement”). The Separation Agreement sets forth certain agreements among NETGEAR and Arlo relating to, among other things:

•

the principal corporate transactions pursuant to which NETGEAR separated the businesses, assets and liabilities comprising NETGEAR’s Arlo business from NETGEAR and transferred such businesses, assets and liabilities to Arlo (the “Separation”);

•	the IPO;

•

the potential pro rata distribution of the shares of Arlo Common Stock held by NETGEAR, pursuant to which shares of Arlo Common Stock held by NETGEAR would be distributed to the holders of shares of common stock of NETGEAR, par value $0.001 (the “NETGEAR Common Stock”), which distribution is generally expected to be tax-free for U.S. federal income tax purposes (the “Distribution”); provided, that the determination of whether, when and how to proceed with the Distribution shall be entirely within the discretion of NETGEAR; and

•	other agreements governing the relationship between NETGEAR and Arlo.

For further details regarding the Separation Agreement, see the description set forth in the section titled “Certain Relationships and Related Party Transactions” in the prospectus (File No. 333-226088) filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the SEC’s Rule 424(b)(4) on August 6, 2018 (the “Prospectus”).

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Related Agreements

In connection with the Separation and the IPO, on August 2, 2018, the applicable parties entered into the following additional agreements:

•	a Transition Services Agreement, dated as of August 2, 2018;

•	a Tax Matters Agreement, dated as of August 2, 2018;

•	an Employee Matters Agreement, dated as of August 2, 2018;

•	an Intellectual Property Rights Cross-License Agreement, dated as of August 2, 2018; and

•	a Registration Rights Agreement, dated as of August 2, 2018.

For further details regarding the foregoing agreements, see the descriptions of such agreements set forth in the section titled “Certain Relationships and Related Party Transactions” in the Prospectus.

The foregoing agreements are attached hereto as Exhibits 10.2, 10.3, 10.4, 10.5, and 10.6, respectively, and incorporated herein by reference.

Underwriting Agreement

On August 2, 2018, Arlo entered into an Underwriting Agreement by and among Arlo and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein (the “Underwriting Agreement”), in connection with the initial public offering of up to 11,747,250 shares of Arlo Common Stock, which includes 1,532,250 shares of Arlo Common Stock allocated to the underwriters’ 30-day option to purchase additional shares of Arlo Common Stock, which was exercised in full on August 3, 2018.

For further details regarding the Underwriting Agreement, see the description set forth in the Prospectus in the section titled “Underwriting.”

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

On August 2, 2018, in connection with the Separation and prior to the effectiveness of Arlo’s registration statement on Form 8-A (the “Exchange Act Registration Statement”) on August 2, 2018, Arlo issued 62,499,000 shares of Arlo Common Stock to NETGEAR. The issuance was exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. As of the completion of the IPO, NETGEAR owns 62,500,000 shares of Arlo Common Stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

In connection with the Separation and the IPO, effective upon the effectiveness of the Exchange Act Registration Statement, the Board of Directors of Arlo (the “Board”) increased the size of the Board from two to five members, and appointed Mr. Ralph E. Faison as Chairman of the Board, and Ms. Jocelyn E. Carter-Miller and Messrs. Matthew McRae and Grady K. Summers as members of the Board.

Effective upon the effectiveness of the Exchange Act Registration Statement, Mr. Andrew W. Kim, Senior Vice President of Corporate Development and General Counsel of NETGEAR, who served as a director of Arlo and President of Arlo while Arlo was a wholly owned subsidiary of NETGEAR, resigned from his Arlo positions. Mr. Patrick C.S. Lo, Chairman and Chief Executive Officer of NETGEAR, had previously served as a director of Arlo while Arlo was a wholly owned subsidiary of NETGEAR, and will continue on as a director of Arlo.

Ms. Carter-Miller and Mr. Faison are Class I directors with terms expiring at the 2019 annual stockholder meeting; Mr. Lo and Mr. Summers are Class II directors with terms expiring at the 2020 annual stockholder meeting; and Mr. McRae is a Class III director with a term expiring at the 2021 annual stockholder meeting.

In connection with the Separation and the IPO, Mr. Faison, Mr. Summers and Ms. Carter-Miller, who previously served as members of the Board of Directors of NETGEAR (the “NETGEAR Board”), resigned from the NETGEAR Board, effective as of the completion of the IPO on August 7, 2018.

For further biographical details regarding the newly appointed directors, see the biographical information set forth in the Prospectus in the section titled “Directors.”

The Board has determined that there are no material relationships between Arlo and each of Mr. Faison, Mr. Summers and Ms. Carter-Miller (the “Independent Directors”). Accordingly, the Board has determined that each of the Independent Directors qualify as and are determined to be “independent” in accordance with the rules of the New York Stock Exchange and the applicable rules of the SEC.

Audit Committee

Effective upon the effectiveness of the Exchange Act Registration Statement, the Board established the Audit Committee of the Board (the “Audit Committee”) and appointed Ms. Carter-Miller as the Chair of the Audit Committee and Messrs. Faison and Summers as members of the Audit Committee.

The Board determined that each of Ms. Carter-Miller and Messrs. Faison and Summers meets the independence standards for service on the Audit Committee and is financially literate, and that Ms. Carter-Miller has “accounting or related financial management expertise,” as required by Section 303A.07 of the NYSE Rules, and is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act.

Compensation Committee

Effective upon the effectiveness of the Exchange Act Registration Statement, the Board established the Compensation Committee of the Board (the “Compensation Committee”) and appointed Ms. Carter-Miller as the Chair of the Compensation Committee and Messrs. Faison and Summers as members of the Compensation Committee.

The Board determined that each of Ms. Carter-Miller and Messrs. Faison and Summers qualifies as a “non-employee” director within the meaning of Rule 16b-3 of the Exchange Act.

Cybersecurity Committee

Effective upon the effectiveness of the Exchange Act Registration Statement, the Board established the Cybersecurity Committee of the Board (the “Cybersecurity Committee”) and appointed Mr. Summers as the Chair of the Cybersecurity Committee and Ms. Carter-Miller and Mr. Faison as members of the Cybersecurity Committee.

Nominating and Corporate Governance Committee

Effective upon the effectiveness of the Exchange Act Registration Statement, the Board established the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) and appointed Mr. Faison as the Chair of the Nominating and Corporate Governance Committee and Mr. Summers and Ms. Carter-Miller as members of the Nominating and Corporate Governance Committee.

Appointment of Certain Officers

The following executive officers of Arlo were appointed effective upon the completion of the IPO on August 7, 2018:

Name	Age	Title
Matthew McRae	44	Chief Executive Officer
Christine M. Gorjanc	61	Chief Financial Officer
Patrick J. Collins III	46	Senior Vice President of Product
Brian Busse	50	General Counsel and Corporate Secretary

Each executive officer is appointed and serves at the pleasure of the Board. For further biographical details regarding Arlo’s executive officers, see the biographical information set forth in the Prospectus in the section titled “Management.”

Compensation Arrangements

Effective as of August 2, 2018, Arlo entered into executive confirmatory offer letters and change in control and severance agreements with each of Matthew McRae, Christine M. Gorjanc, Patrick J. Collins III and Brian Busse. Effective as of August 1, 2018, the Board adopted the 2018 Equity Incentive Plan and the 2018 Employee Stock Purchase Plan, each of which were approved by Arlo’s sole stockholder, NETGEAR, on August 1, 2018.

For further details regarding such compensation arrangements, please see the description of such arrangements in the Prospectus in the section titled “Executive Compensation.”

The offer letters with each of Mr. McRae, Ms. Gorjanc, Mr. Collins and Mr. Busse, the form of change in control and severance agreement and the 2018 Equity Incentive Plan and 2018 Employee Stock Purchase Plan are qualified in their entirety by the full text of such arrangements, which are attached hereto as Exhibits 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, and 10.13 respectively.

Initial Option Grants

On August 2, 2018, Arlo granted options to purchase shares of Arlo Common Stock to certain Arlo named executive officers, as follows, in each case, with an exercise price equal to $16.00 per share: (a) Mr. McRae, 1,875,000 options, (b) Ms. Gorjanc, 468,750 options, and (c) Mr. Collins, 437,499 options. For further details regarding such option grants, please see the description of each arrangement in the Prospectus in the section titled “Executive Compensation—IPO Options.” The description of the options granted to Mr. McRae, Ms. Gorjanc and Mr. Collins is qualified in its entirety by reference to the form of option award agreement attached hereto as Exhibit 10.13.

Also on August 2, 2018, Arlo granted restricted stock units covering 12,500 shares of Arlo Common Stock to each of its non-employee directors and 41,000 options to Mr. Busse. For further details regarding such equity award grants, please see the description of each arrangement in the Prospectus in the section titled “Executive Compensation—Additional Grants of Arlo Equity Awards Prior to the Offering.”

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On August 2, 2018, in connection with the Separation and the IPO, Arlo amended and restated its Certificate of Incorporation (as amended and restated, the “Charter”). For further details regarding the Charter, see the description of the Charter set forth in the Prospectus in the section titled “Description of Capital Stock.” This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amendment and Restatement of Bylaws

On August 2, 2018, in connection with the Separation and the IPO, Arlo amended and restated its bylaws (as amended and restated, the “Bylaws”). For further details regarding the Bylaws, see the description of the Bylaws set forth in the Prospectus in the Section titled “Description of Capital Stock.” This description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective upon the completion of the IPO on August 7, 2018, the Board adopted the Arlo Technologies, Inc. Code of Business Ethics and Conflict of Interest Policy (the “Code of Ethics”). The Code of Ethics applies to all directors, officers and key employees of Arlo.

The foregoing description of the Code of Ethics does not purport to be complete and is qualified in its entirety by reference to the full text of the Code of Ethics, which is attached hereto as Exhibit 14.1 and incorporated herein by reference.

Item 7.01	Regulation FD.

In connection with the closing of the IPO, on August 7, 2018, NETGEAR and Arlo issued a joint press release announcing the closing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, by and among Arlo Technologies, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc., as representatives of the several underwriters named therein, dated as of August 2, 2018

3.1	Amended and Restated Certificate of Incorporation of Arlo Technologies, Inc.

3.2	Amended and Restated Bylaws of Arlo Technologies, Inc.

10.1	Master Separation Agreement, by and between NETGEAR, Inc. and Arlo Technologies, Inc., dated as of August 2, 2018

10.2	Transition Services Agreement, by and between NETGEAR, Inc. and Arlo Technologies, Inc., dated as of August 2, 2018

10.3	Tax Matters Agreement, by and between NETGEAR, Inc. and Arlo Technologies, Inc., dated as of August 2, 2018

10.4	Employee Matters Agreement, by and between NETGEAR, Inc. and Arlo Technologies, Inc., dated as of August 2, 2018

10.5	Intellectual Property Rights Cross-License Agreement, by and between NETGEAR, Inc. and Arlo Technologies, Inc., dated as of August 2, 2018

10.6	Registration Rights Agreement, by and between NETGEAR, Inc. and Arlo Technologies, Inc., dated as of August 2, 2018

10.7^	Confirmatory Employment Letter with Matthew McRae, dated August 2, 2018

10.8^	Confirmatory Employment Letter with Christine M. Gorjanc, dated August 2, 2018

10.9^	Confirmatory Employment Letter with Patrick J. Collins III, dated August 2, 2018

10.10^	Confirmatory Employment Letter with Brian Busse, dated August 2, 2018

10.11^	Form of Change in Control and Severance Agreement, dated August 2, 2018

10.12^	Arlo Technologies, Inc. 2018 Equity Incentive Plan, effective August 1, 2018

10.13^	Arlo Technologies, Inc. 2018 Employee Stock Purchase Plan, effective August 1, 2018

10.14^	Form of Performance-Based Option Grant Agreement, dated August 2, 2018

14.1	Arlo Technologies, Inc. Code of Business Ethics and Conflict of Interest Policy

99.1	Press Release, dated August 7, 2018

^	Indicates management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLO TECHNOLOGIES, INC.

By:	/s/ Brian Busse
Name: Brian Busse
Title: General Counsel

Date: August 7, 2018

[Signature Page to Current Report on Form 8-K of Arlo Technologies, Inc.]